Exhibit 10.43

TECTONIC THERAPEUTIC, INC.

AMENDMENT TO 2019 EQUITY INCENTIVE PLAN

This Amendment to the Tectonic Therapeutic, Inc. 2019 Equity Incentive Plan (this “Amendment”) is dated March 31, 2021 and amends the Tectonic Therapeutic, Inc. 2019 Equity Incentive Plan (as amended to date, the “Plan”). Capitalized words used but not defined herein shall have the meaning given to them in the Plan.

1. The first sentence of Section 3(a)(i) of the Plan is amended and restated in its entirety to read as follows:

“Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed 1,991,264 shares (the “Share Reserve”).”

2. Except as set forth in this Amendment, the Plan shall be unaffected hereby and remain in full force and effect.

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IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer as of the date set forth above.

TECTONIC THERAPEUTIC, INC.

By:	/s/ Alise Reicin
Alise Reicin, CEO

Signature Page to Tectonic Therapeutic, Inc. – Amendment to 2019 Equity Incentive Plan